Net Loss Per Share	12 Months Ended
Dec. 31, 2021
Earnings Per Share [Abstract]
Net Loss Per Share
NOTE 10. NET LOSS PER SHARE
The following potentially dilutive shares were excluded from the computation of diluted net loss per share attributable to common stockholders for the periods presented because inclusion of the shares on an as-converted
basis would have been anti-dilutive.

	For the years ended December 31,
	2021	2020
Convertible preferred stock	—	104,821
Common stock options and restricted stock units	18,370	11,019
Common stock warrants	4,601	161
Shares subject to repurchase	2,748	4,123

Total	25,720	120,123